

SUPERIOR
DRILLING PRODUCTS

# THIRD QUARTER 2021
# FINANCIAL RESULTS CONFERENCE CALL

NOVEMBER 12, 2021

NYSE American: SDPI
www.sdpi.com

# Safe Harbor Statement

These slides contain forward-looking statements and information that are subject to a number of risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact included in these slides and the accompanying oral presentation, including, without limitations, the continued impact of COVID-19 on the business, the Company's strategy, future operations, success at developing future tools, the Company's effectiveness at executing its business strategy and plans, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management, and ability to outperform are forward-looking statements. The use of words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project", "forecast," "should" or "plan, and similar expressions are intended to identify forward-looking statements, although not all forward -looking statements contain such identifying words. These statements reflect the beliefs and expectations of the Company and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among other factors, the duration of the COVID-19 pandemic and related impact on the oil and natural gas industry, the effectiveness of success at expansion in the Middle East, options available for market channels in North America, the deferral of the commercialization of the Strider technology, the success of the Company's business strategy and prospects for growth; the market success of the Company's specialized tools, effectiveness of its sales efforts, its cash flow and liquidity; financial projections and actual operating results; the amount, nature and timing of capital expenditures; the availability and terms of capital; competition and government regulations; and general economic conditions. These and other factors could adversely affect the outcome and financial effects of the Company's plans and described herein.

Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in these slides and the accompanying oral presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures

This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.


SUPERIOR
DRILLING PRODUCTS

# Troy Meier

## Chairman and Chief Executive Officer

# THIRD QUARTER 2021 EXECUTION

*Compared with prior-year period unless otherwise noted*



**Strong demand for tools and also for manufacturing and refurbishment services**

- Value of the Drill-N-Ream® ("DNR") continues to resonate in the market

**Revenue in North America up 172%**

- Engineering expertise and manufacturing skills driving third-party drilling tool manufacturing business
- Strong PDC refurbishment activity
- Unique knowledge of drilling technologies, operational strengths and ability to meet demand is leading to competitive advantages

**International revenue increased 22%**

- Reflects growing market penetration
- Strengthening relationship with world's largest oil field services company - executed rental services agreement

**Achieved break-even earnings per diluted share**

**Raised net proceeds of $1.7 million in equity offering in October**



# Christopher Cashion

## Chief Financial Officer

# REVENUE GREW 5% SEQUENTIALLY, 130% Y/Y

*($ in millions)*


$1.5
$1.5
$2.4
$3.4
$3.6
$1.1
$1.2
$2.1
$2.9
$3.0
$0.4
$0.3
$0.3
$0.5
$0.5
Q3 20
Q4 20
Q1 21
Q2 21
Q3 21
International
North America

*Numbers may not sum due to rounding*

**Greater market penetration and improving market conditions**

**North America increased 3.4% sequentially and 172% y/y**

- Improving more rapidly than international markets
- Driven by increased tool sales, higher royalty and repair fees
- Also had strong bit refurbishment demand
- U.S. rig count of 544 at October 29, 2021, was up 248 rigs since comparable period in 2020 and up 193 rigs from year-end

**International revenue grew 14% sequentially and 22% y/y**

# Tool and Contract Services Revenue

*($ in millions)*

**Contract Services up 8.0% sequentially and 241% y/y**

- Expanding the volume and products we manufacture for long-time legacy customer

**Other related tool revenue up $357 thousand, or 31%, sequentially, as royalty and repair revenue from tool use continued to improve**



Revenue by Product
$1.5
$0.4
$0.5
$0.6
Q3 20
$1.5
$0.6
$0.3
$0.6
Q4 20
$2.4
$0.8
$0.8
$0.8
Q1 21
$3.4
$1.1
$1.1
$1.2
Q2 21
$3.6
$1.2
$0.8
$1.5
Q3 21
Other Related Tool Revenue*
Tool Sales / Rental
Contract Services

**Other Related Tool Revenue is comprised of royalty, maintenance and repair fees*

*Numbers may not sum due to rounding*

SUPERIOR DRILLING PRODUCTS

# Maintaining Cost Discipline

*($ in millions)*

**Operating Expenses**


$3.1
$3.0
$3.4
$3.3
$3.4
$0.7
$0.7
$0.7
$0.6
$0.4
$1.5
$1.5
$1.5
$1.5
$1.6
$0.9
$0.8
$1.2
$1.2
$1.4
Q3 20
Q4 20
Q1 21
Q2 21
Q3 21
Cost of Revenue
S G & A
D & A

*Numbers may not sum due to rounding*

**Continued effective management of costs while investing in growth**

- Restaffing with direct personnel
- Improving processes and controls to help with new employee onboarding

**Generated Q3 21 operating income of $163 thousand up 41% sequentially and 111% y/y**

- Leveraged higher volume and cost discipline to offset an increase in cost of revenue, which was due to higher costs associated with international sales

# BREAKEVEN EPS; MEASURABLY IMPROVED EBITDA

*($ in thousands)*

**Net Loss & Diluted EPS**



($0.07)
($0.03)
($0.04)
($0.00)
($0.00)
($1,731)
($655)
($1,102)
($67)
($6)
Q3 20
Q4 20
Q1 21
Q2 21
Q3 21

**Adjusted EBITDA and Margin***



$957
$853
28.2%
23.9%
(39.2%)
(32.1%)
(0.4%)
($11)
($607)
($494)
Q3 20
Q4 20
Q1 21
Q2 21
Q3 21

* Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation between GAAP net loss and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA

SUPERIOR DRILLING PRODUCTS

# BALANCE SHEET STRENGTHENED

*($ in millions)*

**Cash and Equivalents**


$1.4
$2.0
$2.3
$2.7
$2.5
9/30/2020
12/31/2020
3/31/2021
6/30/2021
9/30/2021

**Total Debt**


$10.9
$6.0
$4.9
$8.0
$3.0
$5.0
$2.9
$1.5
$1.4
$3.2
$1.5
$1.7
$2.6
$0.75
$1.8
12/31/2018
12/31/2019
12/31/2020
6/30/2021
9/30/2021
All Other Debt
Hard Rock Note

*Numbers may not sum due to rounding*

**Cost savings efforts and higher volume drove positive cash generation from operations**

**During the quarter, paid $750 thousand principal due on Hard Rock note balance**

- Final $750 thousand principal balance due October 2022

**In October 2021, completed equity offering of 1,739,131 shares of common stock at $1.15 per share for net proceeds of ~$1.7 million**

# OUTLOOK AND OPPORTUNITIES*



**Strong momentum for Q4 and heading in 2022**

*North America:*

- Working hard to meet demand
- Expect continued market improvement and increased presence on more rigs
- Strong order level entering fourth quarter, atypical of seasonality

*International*:

- Steady and manageable growth
- In process of product testing with multinational oilfield company

**Staffing and training continue to be a focus area**

**Addressing new opportunities to manufacture drilling tools**

** Expectations provided on November 12, 2021*


SUPERIOR
DRILLING PRODUCTS

# Supplemental Information

# ADJUSTED EBITDA RECONCILIATION

| | Three Months Ended | | | | |
|---|---|---|---|---|---|
| | September 30, 2020 | December 31, 2020 | March 31, 2021 | March 31, 2021 | September 30, 2021 |
| GAAP net loss | $ (1,731,272) | $ (655,142) | $ (1,101,793) | $ (66,781) | $ (6,210) |
| Add back: | | | | | |
| Depreciation and amortization | 693,259 | 681,998 | 690,074 | 585,504 | 405,225 |
| Interest expense, net | 126,337 | 125,068 | 138,009 | 145,471 | 130,172 |
| Share-based compensation | 157,842 | 180,730 | 167,473 | 167,033 | 196,096 |
| Net non-cash compensation | 88,200 | 88,200 | 88,200 | 88,200 | 88,200 |
| Loss (gain) on sale or disposition of assets | - | (32,000) | (10,000) | 11,187 | - |
| Loan forgiveness | (41,403) | (891,600) | - | - | - |
| Income tax expense | 99,979 | 8,582 | 17,180 | 26,468 | 39,327 |
| Non-GAAP adjusted EBITDA(1) | $ (607,058) | $ (494,164) | $ (10,858) | $ 957,082 | $ 852,810 |
| | | | | | |
| GAAP Revenue | $ 1,547,442 | $ 1,541,205 | $ 2,424,653 | $ 3,399,109 | $ 3,561,919 |
| Non-GAAP EBITDA Margin | *(39.2%)* | *(32.1%)* | *(0.4%)* | *28.2%* | *23.9%* |

*Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.*

SUPERIOR DRILLING PRODUCTS